UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________

FORM 8-K/A
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2019
______________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (Amendment) amends the Current Report on Form 8-K dated September 9, 2019, in which the Federal Home Loan Bank of Indianapolis (Bank) reported the deemed election to the Bank’s Board of Directors (Board), for terms of four years each beginning on January 1, 2020, of new Director Brian D.J. Boike and current Director Michael J. Manica. The Amendment also amends a separate Current Report on Form 8-K dated October 10, 2019 in which the Bank reported the re-election by the Bank’s stockholders for terms of four years each beginning on January 1, 2020, of Robert D. Long and Christine Coady Narayanan to the Board. At the time of the filing of these previous Form 8-Ks, the committees of the Board to which Directors would be named for 2020 had not yet been determined. The Bank is now filing this Form 8-K/A to supplement the previously-filed Form 8-Ks to report Board Committee assignments for 2020.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2019, the Board approved the following Committee assignments for all Directors for 2020:

Name	Executive / Governance	Finance/Budget	Affordable Housing	Human Resources	Audit	Risk Oversight	Technology
Dan L. Moore	C	EO	EO	EO	EO	EO	EO
James L. Logue III	VC	x	x
Brian D.J. Boike		x				x	x
Jonathan P. Bradford	x		VC				x
Ronald Brown			x	x		x
Charlotte C. Decker				x		x	C
Robert M. Fisher		x		VC	x
Karen F. Gregerson	x				x	C
Michael J. Hannigan, Jr.			x	x			VC
Jeffrey G. Jackson			x		x		x
Carl E. Liedholm		C	x			x
Robert D. Long				x	C		x
Michael J. Manica	x	VC				x
Larry W. Myers	x				x	VC
Christine Coady Narayanan	x			C	x
Larry A. Swank	x	x	C
Ryan M. Warner	A	x			VC
"C" designates a committee chair; "VC" designates a committee vice chair; "x" designates a committee member; "A" designates a committee alternate; "EO" is a committee member ex officio

The term of one of our Michigan member directors, John Skibsi, will expire on December 31, 2019. The Board and Bank management express their sincere appreciation to Mr. Skibski for his service as a director of the Bank since 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2019

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/DERON J. STREITENBERGER
Deron J. Streitenberger
Executive Vice President - Chief Business Operations Officer